UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 24, 2010

DSP GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-23006	94-2683643
(Commission File Number)	(I.R.S. Employer Identification No.)

2580 North First Street, Suite 460 San Jose, CA	95131
(Address of Principal Executive Offices)	(Zip Code)

408/986-4300

(Registrant’s Telephone Number, Including Area Code)

With a copy to:

Bruce Alan Mann, Esq.

Morrison & Foerster LLP

425 Market Street

San Francisco, CA 94105

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

As reported in a Current Report on Form 8-K filed by DSP Group, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on May 17, 2010, Eliyahu Ayalon, the Company’s executive Chairman, agreed, subject to approval of the Company’s Board of Directors, to amend his employment agreement with the Company that was entered into in April 1996 (the “Agreement”) to remove the “single trigger” provision and replace that provision with a “double trigger” provision requiring that in case of a change of control of the Company, Mr. Ayalon’s employment must be terminated in order for any contemplated benefits under the Agreement to be paid by the Company to him (the “Amendment”). On May 24, 2010, the Board of Directors of the Company unanimously approved the Amendment. A copy of the Amendment, effective as of May 24, 2010, is attached and filed herewith as Exhibit 10.1 and incorporated herein by reference.

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On May 24, 2010, the Company held its annual meeting of stockholders, at which the Company’s stockholders approved the following three proposals. The proposals are described in detail in the proxy statement for the annual meeting that the Company filed with the SEC on April 13, 2010.

Proposal 1: Election of Directors

	Votes For	Votes Withheld	Broker Non-Votes
Eliyahu Ayalon	18,657,591	358,837	1,195,598
Zvi Limon	16,804,307	2,212,121	1,195,598
Louis Silver	17,567,625	1,448,803	1,195,598

Continuing as directors after the meeting are Eliyahu Ayalon, Zvi Limon, Yair Seroussi, Yair Shamir, Louis Silver, Patrick Tanguy and Avigdor Willenz.

Proposal 2: Approval of the 1993 Employee Stock Purchase Plan

Amendment and restatement of the 1993 Employee Stock Purchase Plan to increase the number of shares of common stock authorized thereunder by 300,000 shares was approved with 18,649,696 in favor, 358,350 against, 8,382 abstentions and 1,195,598 broker non-votes.

Proposal 3: Ratification of Appointment of Independent Auditors

Kost, Forer, Gabbay & Kasierer, a member of Ernst & Young Global, was ratified as the Company’s independent auditors for fiscal year 2010 with 19,301,779 in favor, 891,249 against, 18,998 abstentions and 0 broker non-votes.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

10.1 Amendment to Employment Agreement by and among DSP Group, Inc., DSP Group, Ltd. and Eli Ayalon, as amended, effective as of May 24, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DSP GROUP, INC.

Date: May 28, 2010	By:	/s/ Dror Levy
Dror Levy
Chief Financial Officer and Secretary

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